EXHIBIT 1
                                                                ---------

                                EXHIBIT A

                        JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is not accurate.

Dated:  June 28, 2006



/s/  Donald W. Hughes, Attorney-in-Fact
---------------------------------------
Richard M. Berkeley, an Individual


CAMDEN PARTNERS STRATEGIC FUND III, L.P.
By:     Camden Partners Strategic III, LLC,
        its General Partner

By:     Camden Partners Strategic Manager, LLC,
        its Managing Member

By:     /s/  Donald W. Hughes
        ---------------------
Name:   Donald W. Hughes
Title:  Managing Member


CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.
By:     Camden Partners Strategic III, LLC,
        its General Partner

By:     Camden Partners Strategic Manager, LLC,
        its Managing Member

By:     /s/  Donald W. Hughes
        ---------------------
Name:   Donald W. Hughes
Title:  Managing Member



CAMDEN PARTNERS STRATEGIC III, LLC
By:     Camden Partners Strategic Manager, LLC,
        its Managing Member

By:     /s/  Donald W. Hughes
        ---------------------
Name:   Donald W. Hughes
Title:  Managing Member


CAMDEN PARTNERS STRATEGIC MANAGER, LLC,


By:     /s/  Donald W. Hughes
        ---------------------
Name:   Donald W. Hughes
Title:  Managing Member




/s/  Donald W. Hughes
-------------------------------
Donald W. Hughes, an Individual



/s/  Donald W. Hughes, Attorney-in-Fact
---------------------------------------
Richard M. Johnston, an Individual



/s/  Donald W. Hughes, Attorney-in-Fact
---------------------------------------
David L. Warnock, an Individual